                           CONVERTIBLE PROMISSORY NOTE
                         MENDOCINO BREWING COMPANY, INC.
--------------------------------------------------------------------------------

Name of Issuer:  Mendocino Brewing Company, Inc.       Dated:  March 2, 2005
Maturity Date:   September 1, 2006
--------------------------------------------------------------------------------

        1. PROMISE. Mendocino Brewing Company, Inc., a California corporation having its principal office at 1601 Airport Road, Ukiah, California 95482 and any successor (the "Company"), for value received, promises to pay to United Breweries of America Inc., a Delaware corporation or to its registered successors or assigns (the "Holder") the principal sum of Four Hundred Thousand Dollars ($400,000.00) on presentation and surrender of this Convertible Note ("Note") on August 31, 2006 (the "Maturity Date"), and to pay interest on that principal sum at a rate equal to the lesser of (i) one and one-half percent (1.50%) per annum above the prime rate offered from time to time by the Bank of America in San Francisco, California, or (ii) ten percent (10%). Interest payments shall be paid quarterly on the first day of the months of April, July, October, and January of each year. The Company may use any of the funds borrowed from the Holder for any corporate purposes of the Company, including paying obligations owed by the Company to the Holder.

        2. FORM OF PAYMENT. All payments under this Note shall be made in lawful money of the United States of America. The Company waives diligence, presentment, protest, demand and notice of protest, dishonor, and nonpayment of this Note.

        3.      CONVERSION/REDEMPTION/RENEWAL.

                (a) The Holder has the right, at the holder's option, at any time on or after the Maturity Date, to convert all or any portion of this Note into fully paid and nonassessable shares of common stock ("Common Stock") of the Company at the rate of one share of such Common Stock for each One Dollar and 50/100 ($1.50) (the "Conversion Rate") principal amount of this Note and any accrued but unpaid interest. The Holder agrees that all shares of Common Stock of the Company, issued by the Company upon the conversion of all or any part of this Note shall be restricted securities within the meaning of Rule 144(a) of the Securities Act of 1933.

                (b) The conversion right set forth in this Section 3 is subject to any adjustment of the Conversion Rate set forth in Section 5 and
Section 6, and is only exercisable upon the surrender of this Note for conversion at the office or agency to be maintained by the Company accompanied by instruments of transfer, in form satisfactory to the Company, duly executed by the registered holder. No fractional shares are issuable on any conversion, but in lieu of issuing fractional shares the Company shall pay for such fractional shares in cash.

                (c) At any time prior to seventeen (17) months from the date of this Note, the Holder may provide written notice to the Company requiring the Company to commence repayment of the outstanding principal balance of this Note, together with any accrued but unpaid interest thereon, to the Holder. In such case, commencing on the Maturity Date, Company shall pay the Holder equal monthly installments of principal, together with any unpaid interest, over a period of five (5) years until all amounts due hereunder shall be repaid in full.

                (d) If the Holder does not convert or redeem any or all of the principal amount of the Note into Common Stock on the Maturity Date, the Holder has the right to extend the term of this Note for a period of time mutually agreed upon between the Holder and the Company. At any time during such extension period, the Holder shall have the right to convert all or any part of the outstanding principal amount of the Note plus accrued and unpaid interest into Common Stock as set forth in this Section 3. Moreover, at any time during such extension period, the Holder shall have the right to require the Company to repay all or any part of the outstanding principal balance of this Note, together with any accrued but unpaid interest thereon, to the Holder within sixty (60) days.

        4. COMPANY REDEMPTION. Prior to the Maturity Date, this Note may be redeemed by the Company, in whole or in part, at any time after sixty (60) days written notice ("Redemption Notice") to the Holder. During such sixty (60) day period, the Holder shall have the right to convert all or any part of the outstanding principal amount of the Note plus accrued and unpaid interest into Common Stock, as set forth in Section 3. If the Holder does not convert all outstanding amounts into Common Stock, the Company may redeem any remaining amounts at any time during a thirty (30) day period commencing with the date of expiration of the sixty (60) day period provided for in the Redemption Notice. Thereafter, the Company shall be required to provide the Holder with a new Redemption Notice, and the Holder shall have a new sixty (60) day period within which to convert all or any part of the outstanding principal amounts plus accrued and unpaid interest into Common Stock, as set forth in Section 3.

        5.      ANTI-DILUTION.

                (a) If at any time there is a capital reorganization of the Company's Common Stock, including any combination, reclassification, exchange, or subdivision of shares, a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the Company's properties and assets as, or substantially as, an entirety to another person, then, as a part of such reorganization, merger, consolidation, or sale, lawful provision shall be made so that the Holder shall thereafter be entitled to receive on conversion of this Note, during the period specified in this Note, the number of shares of Common Stock of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Common Stock deliverable on conversion of this Note would have been entitled on that event if this Note had been converted immediately before that event. In any such case, appropriate adjustment (as determined by the Company's board of directors) shall be made in applying this Note to the rights and the percentage interests of the Holder after the reorganization, merger, consolidation, or sale to the end that this Note (including adjustment of the Conversion Rate) shall be applicable after that event, as near as reasonably may be, in relation to the shares of Common Stock deliverable after that event on conversion of this Note. The Company shall, not later than thirty (30) days prior to making such adjustment, give written notice ("Notice") by courier to the Holder at the address of Holder shown on the Company's books.

                (b) Any Notice that is sent pursuant to Section 5(a) shall set forth, in reasonable detail, the event requiring the adjustment and the method by which the adjustment was calculated and shall specify the Conversion Rate then in effect after the adjustment and the increased or decreased number of shares of Common Stock to be received upon conversion of this Note. When appropriate, advance notice may be given and included as part of the notice required under other provisions of this Note.

        6.      CONVERSION RATE PROTECTION.

                (a) If at any time, or from time to time, the Company issues or sells shares of Common Stock without consideration or for a consideration per share less than the Conversion Rate in effect immediately before that issue or sale, then and in each such case:

                        (i) the Conversion Rate then in effect and the Conversion Rate applicable for any subsequent period shall be adjusted to a price (calculated to the nearest cent) determined by dividing: (y) the sum of
(aa) the number of shares of Common Stock outstanding immediately before that issue or sale multiplied by the Conversion Rate in effect immediately before that issue or sale, plus (bb) the consideration, if any, received by the Company on that issue or sale, by (z) the number of shares of the Company's Common Stock outstanding immediately after that issue or sale; and

                        (ii) the Holder shall after that issue or sale, on conversion of this Note, be entitled to receive the number of shares of Common Stock equal to the number of shares that would otherwise, but for the adjustment provided for in Section 6(a)(i), be issuable on such conversion multiplied by a fraction, the numerator of which is the Conversion Rate then in effect and the denominator of which is the Conversion Rate in effect immediately after the adjustment provided for in Section 6(a)(i) on the date of conversion. No such adjustment shall be made in an amount less than Five Cents ($0.05), but any such amount shall be carried forward and given effect in the next adjustment, if any.

                (b) If the Company (i) grants any rights or options to subscribe for, purchase, or otherwise acquire shares of Common Stock, or (ii) issues or sells any security, other than this Note, which is convertible into shares of Common Stock, then the price per share of Common Stock issuable on the exercise of the rights or options or the conversion of the securities shall be calculated by dividing: (y) the total amount, if any, received or receivable by the Company as consideration for the granting of the rights or options or the issue or sale of the convertible securities, plus the minimum aggregate amount of additional consideration payable to the Company on exercise of the convertible securities, by (z) the maximum number of shares of Common Stock issuable on the exercise or conversion.

                        (i) If the price per share so calculated is less than the Conversion Rate of this Note in effect immediately before the rights or options are granted or the convertible securities are issued or sold, the granting or issue or sale shall be considered to be an issue or sale for cash of the maximum number of shares of Common Stock so issuable on exercise or conversion at the price per share determined under this provision, and the Conversion Rate of this Note shall be adjusted as provided above to reflect (on the basis of that determination) the issue or sale. No further adjustment of the Conversion Rate shall be made as a result of the actual issuance of shares of Common Stock on the exercise of any such rights or options or the conversion of any such convertible securities.

                        (ii) If such rights or options or convertible securities by their terms provide, with the passage of time or otherwise, for any increase in the amount of additional consideration payable to the Company or any decrease in the number of shares of Common Stock issuable on such exercise or exchange (by change of rate or otherwise), the Conversion Rate shall, when each such increase or decrease becomes effective, be readjusted to reflect the increase or decrease as far as it affects rights of exercise or conversion that have not expired before that time.

                        (iii) If, on the expiration of such rights or options or the rights of conversion of such convertible securities, any of them shall not have been exercised, the Conversion Rate shall be readjusted and will then be the same as it would have been had it originally been adjusted (or had the original adjustment not been required, as the case may be), on the basis that
(y) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion of such convertible securities, and (z) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company on such exercise plus the consideration, if any, actually received by the Company for granting all such rights or options or for issuing or selling all such convertible securities.

                        (iv) No adjustment of the Conversion Rate as provided in this Section 6(b) shall occur upon the granting or issuance of stock, stock options, or warrants to employees or directors of the Company in the aggregate amount of less than six hundred thousand (600,000) shares of Common Stock.

        7.      SUBORDINATION.

                (a) Upon the written agreement of Holder, this Note may be subordinated to any or all debt owed by the Company to banks and other financial institutions, other than to the extent debt to any such bank or financial institution involves the issuance of shares of the Company's stock or notes, warrants, options or any other security convertible into such stock.

                (b) The payment of the indebtedness evidenced by this instrument is subordinated to (i) the payment of the "Senior Debt" defined and described in the Subordination Agreement, dated as of September 24, 1998, between United Breweries of America Inc. and the CIT Group/Credit Finance, Inc., as amended, and reference is made to such Agreement for a full statement of the terms and conditions of such subordination, and (ii) the payment of any debt to any lender that the Company incurs in refinancing all or any part of the Senior Debt referred to above, on substantially the same terms and conditions of subordination.

                (c) The payment of the indebtedness evidenced by this instrument is subordinated to the payment of the "Senior Debt" defined and described in the Subordination Agreement, dated on or about November 15, 1998, between United Breweries of America Inc. and the Savings Bank of Mendocino, Inc., and reference is made to such Agreement for a full statement of the terms and conditions of such subordination.

        8. ENFORCEMENT. The Company agrees to reimburse the Holder for all costs of collection or enforcement of this Note, whether or not suit is filed (including, but not limited to, reasonable attorney fees), incurred by the Holder.

        9. GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws, without regard to the laws as to choice or conflict of laws, of the State of California.

        10. DEFAULT. If Company fails to pay any installment of principal or interest when due, then, or at any time during such default, the entire amount of the unpaid principal and interest shall, at the election of Holder, become immediately due and payable.

        11. WAIVER. No previous waiver and no failure or delay by Holder in acting with respect to the terms of this Note shall constitute a waiver of any subsequent breach, default or failure of condition under this Note. A waiver of any term of this Note must be in writing and shall be limited to the express written terms of such waiver. No delay or omission on the part of Holder in exercising any right under this Note shall operate as a waiver of such right or of any other right.

        12. RESERVATION OF STOCK. The Company covenants that it will at all times reserve and keep available, solely for issuance on conversion of this Note, all shares of Common Stock from time to time issuable upon exercise of this Note.

        13. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Company, of the loss, theft, destruction, or modification of this Note and, in the event of such occurrence, on delivery of an indemnity agreement or Note reasonably satisfactory in form and amount to the Company or in the case of mutilation, on surrender and cancellation of this Note, the Company at its expense will execute and deliver, in lieu of this Note, a new Note of like tender.

        14. TRANSFER. NO SALE OR TRANSFER OF THIS NOTE SHALL BE EFFECTIVE UNLESS AND UNTIL ALL OF THE FOLLOWING STEPS ARE COMPLIED WITH:

                (a) The transferor and the transferee shall execute the form of Transfer Statement attached to this Note (or a similar statement which shall then be attached to this Note);

                (b) This Note and the executed Transfer Statement, together with a United States Internal Revenue Service Form W-8 "Certificate of Foreign Status" OR a Form W-9 "Request for Taxpayer Identification Number and Certification" completed and executed by the transferee, shall be delivered to the Company at the Company's address as provided above; and

                (c) If the Company is satisfied that the information contained in the Transfer Statement is consistent with the information contained in the completed and executed Form W-8 or W-9, as applicable, the Company shall enter the transfer on a Note Holder Ledger maintained by the Company for this purpose.

Any purported transfer with respect to which all of the above steps have note been complied with shall be null and void and of no force or effect.

        15. ENTIRE AGREEMENT; WRITTEN MODIFICATION ONLY. This Agreement contains the entire agreement of the parties, and constitutes the complete, final and exclusive embodiment of their agreement with respect to its subject matter. This Agreement supersedes any and all prior correspondence, arrangements, representations and understandings, whether written or oral, express or implied, with respect to its subject matter. This Agreement may not be modified except by a written agreement, which specifically sets forth each modification and is signed by a duly authorized representative of both parties. This Agreement is executed without reliance upon any promise, warranty or representation by the parties or any of their representatives, other than such promises, warranties or representations as are expressly contained in this Agreement.

        16. SEVERABILITY. If any provision of this Agreement is deemed or held invalid or unenforceable in whole or in part, for any reason, that provision shall be deemed severed from the remainder of this Agreement, and shall in no way affect or impair the validity or enforceability of any portion or all of this Agreement, which otherwise shall remain in full force and effect.


IN WITNESS WHEREOF, the Company has caused this Convertible Note to be executed in its corporate name by the signature of its president and its chief financial officer and secretary.


                                MENDOCINO BREWING COMPANY, INC.,
                                a California corporation

                                By:   /s/ Yashpal Singh
                                      ----------------------------------
                                      Yashpal Singh
                                Its:  President


                                By:   /s/ N. Mahadevan
                                      ----------------------------------
                                      N. Mahadevan
                                Its:  Secretary and Chief Financial Officer

                                CONVERSION NOTICE


CONVERSION NOTICE TO:  MENDOCINO BREWING COMPANY, INC.


        The undersigned holder of this Note, hereby irrevocably exercises the option to convert this Note or the portion of it designated below into shares of Common Stock of the Company, in accordance with the terms of the Note, and directs that the shares issuable and deliverable on the conversion, together with any check in payment of fractional shares, be issued and delivered to the undersigned unless a different name is specified below. If shares of Common Stock are to be issued in the name of anyone other than the undersigned, the undersigned will pay all transfer taxes payable on this conversion and issuance.


Dated:_________________________________   ____________________________________
                                          Signature


If the shares are to be issued other      Portion to be converted (in multiples)
than to a registered holder, print        of $1,000 if less than all:
name, address, city, state  and zip
code of issuee:                           $___________________________________


                                          Social Security Number of other
                                          identifying number of issuers:

_______________________________________   ____________________________________
_______________________________________
_______________________________________
_______________________________________



NOTICE: THE SIGNATURE OF THESE INSTRUCTIONS TO CONVERT MUST CORRESPOND WITH THE
          NAME AS WRITTEN ON THE FACE OF THIS NOTE IN EVERY PARTICULAR,
            WITHOUT ALTERATION, ENLARGEMENT, OR ANY CHANGE WHATSOEVER

                               TRANSFER STATEMENT


NOTICE TO:   MENDOCINO BREWING COMPANY, INC.

        FOR VALUE RECEIVED, the undersigned, the holder of that certain Convertible Note initially executed on the Effective Date (as defined below) by Mendocino Brewing Company, Inc. (the "Company") to the Initial Holder (as defined below) in the Face Value set forth below (the "Note"), hereby sells, assigns, transfers and conveys all of the rights of the undersigned under the Note, subject to the terms of the Note, unto the Transferee (as described below):

        NAME OF TRANSFEREE            ADDRESS           FACE VALUE OF NOTE
        ------------------            -------           ------------------


The following terms have the following meanings:


Effective Date: ____________________, 200_

Initial Holder: __________________________


Dated:____________________________            TRANSFEROR:
                                              [Name of Transferor]

                                              By:_____________________________

                                              Name:___________________________

                                              Its:____________________________




ACKNOWLEDGMENT OF THE COMPANY:

MENDOCINO BREWING COMPANY, INC.

By:_______________________________

Name:_____________________________

Its:______________________________